UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 1, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
The information provided under Item 2.02 in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
On February 1, 2006, Business Objects S.A. issued a press release and is holding a conference call announcing its financial results for the three and twelve months ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
The company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable US GAAP financial measures is contained in the attached press release and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the company’s Investor Relations web page at www.businessobjects.com.
Item 8.01 Other Events.
A copy of the financial statements from the press release is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1*	Press release dated February 1, 2006
99.2	Financial Statements from press release dated February 1, 2006
*Furnished, not filed.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 1, 2006

BUSINESS OBJECTS S.A.
By:	/s/ Susan J. Wolfe
Susan J. Wolfe
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated February 1, 2006
99.2	Financial Statements from press release dated February 1, 2006
*Furnished, not filed.